Exhibit 10


                          INDEPENDENT AUDITORS CONSENT
                          ----------------------------

The Board of Directors
The Travelers Insurance Company:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors". Our reports refer to changes in the Companys methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/ KPMG LLP

Hartford, Connecticut
April 17, 2003